                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5822
-------------------------------------------------------------------------------

                            MFS CHARTER INCOME TRUST
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                      Date of fiscal year end: November 30
-------------------------------------------------------------------------------

                     Date of reporting period: May 31, 2005
-------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

SEMIANNUAL REPORT 5/31/05

MFS(R) CHARTER INCOME TRUST

A path for pursuing opportunity

                                                       [logo] M F S(SM)
                                                       INVESTMENT MANAGEMENT(R)

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUIF
--------------------------------------------------------------------------------------------------

MFS(R) CHARTER INCOME TRUST

The trust seeks to maximize current income.

New York Stock Exchange Symbol:  MCR


                    TABLE OF CONTENTS
                    ----------------------------------------------------

                    LETTER FROM THE CEO                                1
                    ----------------------------------------------------
                    MFS ORIGINAL RESEARCH(R)                           2
                    ----------------------------------------------------
                    PORTFOLIO COMPOSITION                              3
                    ----------------------------------------------------
                    MANAGEMENT REVIEW                                  4
                    ----------------------------------------------------
                    PORTFOLIO MANAGER'S PROFILE                        6
                    ----------------------------------------------------
                    PERFORMANCE SUMMARY                                7
                    ----------------------------------------------------
                    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN      10
                    ----------------------------------------------------
                    PORTFOLIO OF INVESTMENTS                          11
                    ----------------------------------------------------
                    FINANCIAL STATEMENTS                              23
                    ----------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS                     28
                    ----------------------------------------------------
                    REPORT OF INDEPENDENT REGISTERED
                    PUBLIC ACCOUNTING FIRM                            40
                    ----------------------------------------------------
                    RESULTS OF SHAREHOLDER MEETING                    41
                    ----------------------------------------------------
                    PROXY VOTING POLICIES AND INFORMATION             42
                    ----------------------------------------------------
                    QUARTERLY PORTFOLIO DISCLOSURE                    42
                    ----------------------------------------------------
                    CONTACT INFORMATION AND
                    NUMBER OF SHAREHOLDERS                    BACK COVER

LETTER FROM THE CEO

Dear Shareholders,

[Photo of Robert J. Manning]

Dear Shareholders,
As a professional investor for more than 20 years, I've often been asked to name the single most important factor in investment success. My answer is always the same: diversification. At MFS we talk about applying a disciplined diversification(SM) strategy to a portfolio as a three step process: allocate among the major asset classes; diversify within each asset class; and rebalance regularly to avoid unnecessary risk.

Individual investors sometimes assume that the amount they're putting away is too small to allow for diversification. My response would be that a good investment plan, developed with the help of an investment professional, should provide a way to properly diversify your contributions.

Remember that the purpose of diversification is to own investments that historically have not moved in sync with each other - in the hope that, in any given period, underperforming holdings will be somewhat counteracted by other outperforming holdings. If none of your asset classes did badly in the past year or so, you're probably not properly diversified.

Americans today have more of their wealth tied up in the markets than in any previous period of our history, but we are not yet making the most of our opportunities. While neither asset allocation nor diversification can guarantee a profit or protect against a loss, I would voice the opinion that, to a large extent, a failure to have a plan, diversify contributions, and rebalance a portfolio annually has been behind many U.S. investors' failure to reach their long-term financial goals.

For more information on how to apply a disciplined diversification(SM) strategy to your portfolio, I would urge you to contact your own investment professional. You may also want to refer to information on the subject on our Website, MFS.COM.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 15, 2005

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MFS ORIGINAL RESEARCH(R)

A DISCIPLINED INVESTMENT PROCESS

Since 1932 we have built our firm on the philosophy that fundamental, bottom-up Original Research(SM) is the most effective process to take advantage of investment opportunities in capital markets across all asset classes around the world.

From start to finish, here is how the investment process at MFS(R) works:

o ANALYZE: Our analysts uncover investments one opportunity at a time by developing in-depth, firsthand knowledge of companies.

o COLLABORATE: Constant communication enables our analysts and portfolio managers to exchange opinions and challenge ideas in a spirit of collaboration.

o RECOMMEND: The analysts give "buy" ratings to the securities they believe offer the greatest long-term opportunities.

o INVEST: Our portfolio managers construct diversified portfolios by taking the analysts' recommendations, drawing on their own experience, and using that combined knowledge to select securities that they believe match their portfolios' investment discipline.

o ASSESS RISK: MFS' quantitative teams help the managers in their efforts to ensure that the risk levels they assume are appropriate for their portfolios' objectives.

o MONITOR: The analysts and portfolio managers continue to review the fundamentals of every security in a portfolio in their efforts to ensure it remains a right fit for that particular portfolio.

FOCUSED ON YOUR GOALS

We believe that bottom-up research is the best way to uncover the factors that drive security prices over the long term and the best way to help investors pursue their long-term financial goals.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE*

              Bonds                                      89.0%
              Cash & Other Net Assets                    10.9%
              Stocks                                      0.1%

              MARKET SECTORS

              International Bonds                        21.5%
              ------------------------------------------------
              High Yield Corporates                      15.6%
              ------------------------------------------------
              Mortgage-Backed Securities                 15.3%
              ------------------------------------------------
              High Grade Corporates                      13.0%
              ------------------------------------------------
              Cash & Other Net Assets                    10.9%
              ------------------------------------------------
              Emerging Market Bonds                      10.7%
              ------------------------------------------------
              Commercial Mortgage-Backed Securities       6.6%
              ------------------------------------------------
              U.S. Government Agencies                    5.2%
              ------------------------------------------------
              Asset-Backed Securities                     1.1%
              ------------------------------------------------
              Domestic Equities                           0.1%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS**

              AAA                                        55.4%
              ------------------------------------------------
              AA                                          1.8%
              ------------------------------------------------
              A                                           2.9%
              ------------------------------------------------
              BBB                                        13.1%
              ------------------------------------------------
              BB                                         18.4%
              ------------------------------------------------
              B                                           6.4%
              ------------------------------------------------
              CCC                                         1.1%
              ------------------------------------------------
              CC                                          0.1%
              ------------------------------------------------
              Not Rated                                   0.8%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration                             4.2
              ------------------------------------------------
              Average Life                            7.5 yrs.
              ------------------------------------------------
              Average Maturity***                    13.1 yrs.
              ------------------------------------------------
              Average Credit Quality****                    A+
              ------------------------------------------------
              Average Short-Term Credit Quality            A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS

              United States                              63.0%
              ------------------------------------------------
              Germany                                     5.0%
              ------------------------------------------------
              Great Britain                               3.0%
              ------------------------------------------------
              Russia                                      2.7%
              ------------------------------------------------
              Spain                                       2.6%
              ------------------------------------------------
              Finland                                     2.5%
              ------------------------------------------------
              Ireland                                     2.5%
              ------------------------------------------------
              Netherlands                                 2.3%
              ------------------------------------------------
              New Zealand                                 2.0%
              ------------------------------------------------
              Other                                      14.4%
              ------------------------------------------------

   * For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
  ** Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in a "AAA"-rating category. Percentages are based on the total market value of investments as of 5/31/05.
 *** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre- refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
**** The Portfolio Average Credit Quality rating is based upon a market weighted average of portfolio holdings.

Percentages are based on net assets as of 5/31/05, unless otherwise noted.

The portfolio is actively managed, and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

To gauge performance of this portfolio, we use a variety of benchmarks reflecting the varying results of the different markets in which we invest. For the six months ended May 31, 2005, the MFS Charter Income Trust's performance at net asset value surpassed four of the six benchmarks, outperforming the Lehman Brothers Aggregate Bond, Lehman Brothers High Yield, Lehman Brothers Government/Mortgage, and the Lehman Brothers Credit indices, while underperforming the J.P. Morgan Emerging Markets Bond Index (EMBI) Global and the Citigroup World Government Bond Non-Dollar Hedged indices.

The trust's investment objective is to maximize current income through investments in fixed income securities. The investment policy is to allocate portfolio assets among various categories of fixed income securities and to reallocate assets in response to actual and anticipated market changes.

MARKET ENVIRONMENT

The U.S. fixed income market experienced a flattening of the yield curve during the six-month period. (A yield curve for bonds shows the relationship between yield and time to maturity.) The U.S. Federal Reserve Board raised its target federal funds rate four times, continuing its steady drumbeat of quarter-point rate hikes that had begun on June 30, 2004. But while the Fed seemed committed to a course of gradually raising short-term rates, several factors caused long-term rates to stagnate or retreat.

Job growth, which had shot up in the spring of 2004, ebbed and flowed during the period; uncertainty about the employment situation helped to push down yields on longer-dated bonds. Another factor that held long-term rates down was overseas demand for U.S. Treasuries, especially from foreign central banks. However, moderate GDP growth and inflation concerns kept shorter-term interest rates moving up. For the period as a whole, the net effect was a substantial flattening of the yield curve as short-term rates rose significantly while long-term rates were generally flat to down.

TRUST POSITIONING

MFS Charter Income Trust, a closed-end trust, maintains a portfolio consisting of various fixed income securities both domestic and global.

The portfolio was invested in U.S. government, corporate, and high yield securities. Additional allocations were made in global sovereign bonds and emerging market debt. Our foreign holdings were allocated across Europe and Asian nations. We emphasized government bonds in Europe where growth has been sluggish, while avoiding Japan, where interest rates have been extremely low and the economy has been improving. Alternatively, we invested in Australia, New Zealand and the U.K. where official rates have already been relatively high.

CONTRIBUTORS TO PERFORMANCE

The trust's portfolio is allocated to U.S., European, and Pacific Rim securities. The trust's yield curve exposure aided relative results. At the sector level, the trust's positioning in longer-term agencies and mortgages and our security selection within the corporate bond sector, specifically industrial, banking, and financials, boosted results.

Our holdings of sovereign and emerging market debt also added to performance. Although our underweighting in the more speculative areas of the high-yield market overall benefited the trust as spreads widened over the period, the negative impact of overweighting the "BBB" and "BB" quality sectors offset some of those gains.

DETRACTORS FROM PERFORMANCE

Over the period, the dollar appreciated against the euro, British Pound, Yen, and other Pacific Rim currencies. Additionally, the trust's positioning in TIPS (treasury inflation protection securities) and supranational debt also held back results.

    Respectfully,

/s/ Richard O. Hawkins

    Richard O. Hawkins
    Portfolio Manager

Note to Shareholders: Effective May 31, 2005, the Lehman Brothers Credit Index, and the Lehman Brothers Government/Mortgage Index were added as benchmarks for the MFS Charter Income Trust. Additionally, the Lehman Brothers Aggregate Bond Index was removed as a benchmark, however, we will continue to provide comparative returns for that index in the next two shareholder reports, including this semiannual report.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report, as stated on the cover, and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY FOR THE SIX MONTHS ENDED 5/31/05

All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

                                                        Date             Price
------------------------------------------------------------------------------
Based on net asset value                              11/30/2004         $9.71
------------------------------------------------------------------------------
                                                      5/31/2005          $9.74
------------------------------------------------------------------------------
Based on New York Stock Exchange                      11/30/2004         $8.71
------------------------------------------------------------------------------

                                                      2/01/2005 (high)*  $9.01
------------------------------------------------------------------------------
                                                      3/28/2005 (low)*   $8.40
------------------------------------------------------------------------------
                                                      5/31/2005          $8.70
------------------------------------------------------------------------------
* For the period from December 1, 2004 through May 31, 2005.

TOTAL RETURNS VS BENCHMARKS

------------------------------------------------------------------------------
Based on New York Stock Exchange price**                                 2.84%
------------------------------------------------------------------------------
Based on net asset value**                                               3.28%
------------------------------------------------------------------------------
Citigroup World Government Bond Non-Dollar Hedged Index                  4.03%
------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index (EMBI) Global                    5.86%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                     2.90%
------------------------------------------------------------------------------
Lehman Brothers High Yield Index                                         0.64%
------------------------------------------------------------------------------
Lehman Brothers Credit Index                                             3.01%
------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Index                                2.89%
------------------------------------------------------------------------------
** Includes reinvestment of dividends and capital distributions.

INDEX DEFINITIONS

Lehman Brothers Credit Index - measures publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Government/Mortgage Index - measures debt issued by the U.S. Government as well as mortgage-backed pass-through securities of Ginnie Mae
(GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citigroup World Government Bond Non-Dollar Hedged Index - is a market capitalization weighted index that tracks the currency-hedged performance of the major government bond markets, excluding the United States. Country eligibility is determined based upon market capitalization and investability criteria.

J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) - tracks total returns for dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities of emerging markets countries.

Lehman Brothers Aggregate Bond Index - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers High Yield Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. The trust's shares also may trade at a premium to net asset value.

When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

KEY RISK CONSIDERATIONS

Because the portfolio invests in interest bearing securities, its value will be affected by changes in interest rates.

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rates, currency exchange rates, economic, and political risks.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase share price fluctuation.

The portfolio invests in government-guaranteed securities. These guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio invests in high yield or lower-rated securities, which may provide greater returns but are subject to greater-than-average risk.

The portfolio can invest a relatively high percentage of its assets in one or more issuers, thereby making it more susceptible to any single economic, political or regulatory occurrence.

These risks may increase share price volatility.

PORTFOLIO MANAGER'S PROFILE

Richard O. Hawkins, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)); an investment grade fixed income research analyst; and a portfolio manager of MFS(R) Charter Income Trust.

Prior to joining the firm in 1988, he spent two years as an International Bond Analyst for Fidelity Management & Research Company; and five years as an International Lending Officer for Manufacturers Hanover Trust Company. He was named portfolio manager of MFS Charter Income Trust at MFS in 2004.

Richard earned a bachelor's degree from Brown University and a Master's of Business Administration from the University of Pennsylvania. He is a member of the Association for Investment Management and Research (AIMR) and holds the Chartered Financial Analyst (CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (unaudited) - 5/31/05

The Portfolio of Investments is a complete list of all securities owned by your trust. It is categorized by broad-based asset classes.

Bonds - 95.9%
---------------------------------------------------------------------------------------------------
ISSUER                                                                  PAR AMOUNT          $ VALUE
---------------------------------------------------------------------------------------------------
Advertising & Broadcasting - 1.3%
---------------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75%, 2012                            $    555,000     $    543,900
DIRECTV Holdings LLC, 8.375%, 2013                                         884,000          979,030
Echostar DBS Corp., 6.375%, 2011                                         1,945,000        1,964,450
Intelsat Ltd., 8.625%, 2015##                                              340,000          348,925
Lamar Media Corp., 7.25%, 2013                                           1,140,000        1,202,700
News America Holdings, 7.7%, 2025                                        1,140,000        1,354,455
News America, Inc., 6.2%, 2034                                             542,000          560,372
Paxson Communications Corp., 0% to 2006, 12.25% to 2009                    580,000          536,500
                                                                                       ------------
                                                                                       $  7,490,332
---------------------------------------------------------------------------------------------------
Agency - Other - 1.0%
---------------------------------------------------------------------------------------------------
Financing Corp., 10.35%, 2018                                         $  3,600,000     $  5,621,101
---------------------------------------------------------------------------------------------------
Airlines - 0.2%
---------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.566%, 2020                              $  1,049,526     $    860,885
---------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 7.6%
---------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875%, 2019**                          $    222,233     $        667
Amresco Commercial Mortgage Funding I, 7%, 2029                          3,000,000        3,116,801
Asset Securitization Corp., 7.525%, 2029                                 1,586,134        1,453,729
Asset Securitization Corp., FRN, 8.006%, 2026                            2,000,000        2,085,294
Bear Stearns Commercial Mortgage Securities, Inc., FRN,
5.116%, 2041                                                             1,120,248        1,160,302
Commercial Mortgage Acceptance Corp., 5.44%, 2013##                      3,165,000        3,244,709
Countrywide Asset-Backed Certificates, FRN, 5.147%, 2035                 2,000,000        2,037,413
Credit Suisse First Boston Mortgage Securities Corp.,
6.75%, 2030##                                                            2,000,000        1,928,668
Crest Ltd., 7%, 2040##                                                   2,000,000        1,913,454
DLJ Commercial Mortgage Corp., 6.04%, 2031                               2,000,000        2,033,260
First Union-Lehman Brothers Bank of America, FRN,
0.5128%, 2028^^                                                         75,612,627        1,581,272
First Union-Lehman Brothers Commercial Mortgage Trust,
7%, 2029##                                                                 850,000          962,900
First Union-Lehman Brothers Commercial Mortgage Trust, FRN,
7.5%, 2029                                                               3,000,000        3,528,444
J.P. Morgan Chase Commercial Mortgage Securities Corp., FRN,
5.038%, 2046                                                             4,000,000        4,117,867
Morgan Stanley Capital I, 5.168%, 2042                                   1,532,020        1,589,821
Mortgage Capital Funding, Inc., FRN, 0.8352%, 2031^^                    22,117,216          434,420
Residential Asset Mortgage Products, Inc., 3.878%, 2035                  1,340,523        1,333,663
Structured Asset Securities Corp., 4.67%, 2035                           2,484,152        2,468,256
TIAA Retail Estate CDO Ltd., 7.17%, 2032##                               3,118,133        3,253,923
Wachovia Bank Commercial Mortgage Trust, FRN, 5.083%, 2042               2,000,000        2,067,011
Wachovia Bank Commerical Mortgage Trust, 4.847%, 2041                    2,000,000        2,031,838
                                                                                       ------------
                                                                                       $ 42,343,712
---------------------------------------------------------------------------------------------------
Automotive - 1.1%
---------------------------------------------------------------------------------------------------
Affinia Group, Inc., 9%, 2014##                                       $     75,000     $     61,500
DaimlerChrysler N.A. Holdings Corp., 8.5%, 2031                            400,000          490,411
Ford Motor Credit Co., 5.625%, 2008                                        185,000          174,690
Ford Motor Credit Co., 5.7%, 2010                                        1,400,000        1,273,646
General Motors Acceptance Corp., 6.125%, 2008                              160,000          153,099
General Motors Acceptance Corp., 5.85%, 2009                               285,000          260,092
General Motors Acceptance Corp., 6.75%, 2014                               220,000          186,599
General Motors Acceptance Corp., 8%, 2031                                  500,000          418,261
General Motors Corp., 7.2%, 2011                                         1,200,000        1,031,791
General Motors Corp., 8.375%, 2033                                         750,000          574,556
Lear Corp., 8.11%, 2009                                                    115,000          117,537
Navistar International Corp., 7.5%, 2011                                   505,000          513,838
TRW Automotive, Inc., 9.375%, 2013                                         781,000          843,480
TRW Automotive, Inc., 11%, 2013                                             84,000           91,980
                                                                                       ------------
                                                                                       $  6,191,480
---------------------------------------------------------------------------------------------------
Banks & Credit Companies - 3.3%
---------------------------------------------------------------------------------------------------
Abbey National Capital Trust I, 8.963% to 2030, FRN to 2049           $  1,500,000     $  2,162,707
Banco Mercantil del Norte S.A., FRN, 5.875%, 2014##                      2,408,000        2,408,000
Bosphorus Financial Services Ltd., 5.0681%, 2012##                       1,500,000        1,425,000
Chuo Mitsui Trust & Banking Co., 5.506% to 2015,
FRN to 2049##                                                            1,676,000        1,602,295
HBOS Capital Funding LP, 6.071% to 2014, FRN to 2049##                   1,330,000        1,428,226
J.P. Morgan Chase & Co., 5.125%, 2014                                    2,100,000        2,138,995
Kazkommerts International B.V., 10.125%, 2007                              128,000          138,560
Kazkommerts International B.V., 10.125%, 2007##                            367,000          397,277
Mizuho Financial Group, Inc., 5.79%, 2014##                              1,898,000        1,988,969
RBS Capital Trust II, 6.425% to 2034, FRN to 2049                          829,000          913,623
Russian Standard Finance S.A., 8.125%, 2008##                            1,363,000        1,369,815
Turanalem Finance B.V., 8%, 2014##                                         854,000          847,595
UFJ Finance Aruba AEC, 6.75%, 2013                                       1,300,000        1,445,583
                                                                                       ------------
                                                                                       $ 18,266,645
---------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 1.6%
---------------------------------------------------------------------------------------------------
Charter Communications, Inc., 8.625%, 2009                            $    580,000     $    430,650
Continental Cablevision, Inc., 9.5%, 2013                                2,390,000        2,524,210
CSC Holdings, Inc., 8.125%, 2009                                         1,050,000        1,115,625
Lenfest Communications, Inc., 10.5%, 2006                                1,900,000        2,013,628
Mediacom Broadband LLC, 9.5%, 2013                                         280,000          277,900
Rogers Cable, Inc., 5.5%, 2014                                           1,025,000          963,500
TCI Communications, Inc., 9.8%, 2012                                     1,169,000        1,491,792
                                                                                       ------------
                                                                                       $  8,817,305
---------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.0%
---------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.7%, 2012                                 $  2,680,000     $  2,833,800
Morgan Stanley Dean Witter, Inc., 6.6%, 2012                             2,537,000        2,808,908
                                                                                       ------------
                                                                                       $  5,642,708
---------------------------------------------------------------------------------------------------
Building - 0.1%
---------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 7.75%, 2014                      $    570,000     $    530,100
---------------------------------------------------------------------------------------------------
Business Services - 0.2%
---------------------------------------------------------------------------------------------------
Iron Mountain, Inc., 7.75%, 2015                                      $    265,000     $    261,025
Xerox Corp., 7.625%, 2013                                                  920,000        1,002,800
                                                                                       ------------
                                                                                       $  1,263,825
---------------------------------------------------------------------------------------------------
Chemicals - 1.0%
---------------------------------------------------------------------------------------------------
BCP Crystal Holdings Corp., 9.625%, 2014                              $    237,000     $    266,032
Hercules, Inc., 6.75%, 2029                                                860,000          838,500
Huntsman International LLC, 10.125%, 2009                                  331,000          343,412
Kronos International, Inc., 8.875%, 2009                            EUR    100,000          128,634
Lyondell Chemical Co., 11.125%, 2012                                  $    615,000          697,256
Nalco Co., 7.75%, 2011                                                     395,000          412,775
Nova Chemicals Corp., 6.5%, 2012                                           605,000          592,900
Rhodia S.A., 8.875%, 2011                                                  325,000          312,000
Rockwood Specialties Group, Inc., 7.5%, 2014##                              60,000           57,000
Yara International A.S.A., 5.25%, 2014##                                 2,000,000        2,016,976
                                                                                       ------------
                                                                                       $  5,665,485
---------------------------------------------------------------------------------------------------
Conglomerates - 0.2%
---------------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2%, 2012                                          $  1,140,000     $  1,272,422
---------------------------------------------------------------------------------------------------
Construction - 0.3%
---------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 8%, 2009                                           $    935,000     $  1,017,134
M/I Homes, Inc., 6.875%, 2012##                                            675,000          659,813
                                                                                       ------------
                                                                                       $  1,676,947
---------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.2%
---------------------------------------------------------------------------------------------------
Church & Dwight Co., Inc., 6%, 2012##                                 $    460,000     $    460,000
K2, Inc., 7.375%, 2014                                                     560,000          582,400
                                                                                       ------------
                                                                                       $  1,042,400
---------------------------------------------------------------------------------------------------
Containers - 0.3%
---------------------------------------------------------------------------------------------------
Crown European Holdings S.A., 9.5%, 2011                              $    530,000     $    580,350
Owens-Brockway Glass Container, Inc., 8.875%, 2009                         660,000          701,250
Owens-Brockway Glass Container, Inc., 8.25%, 2013                           85,000           91,800
Pliant Corp., 13%, 2010                                                    190,000          152,000
                                                                                       ------------
                                                                                       $  1,525,400
---------------------------------------------------------------------------------------------------
Defense Electronics - 0.1%
---------------------------------------------------------------------------------------------------
L-3 Communications Corp., 5.875%, 2015                                $    750,000     $    723,750
---------------------------------------------------------------------------------------------------
Electronics - 0.2%
---------------------------------------------------------------------------------------------------
Flextronics International Ltd., 6.5%, 2013                            $    895,000     $    910,663
---------------------------------------------------------------------------------------------------
Emerging Market Quasi-Sovereign - 1.4%
---------------------------------------------------------------------------------------------------
Gazprom OAO, 9.625%, 2013##                                           $  1,510,000     $  1,806,338
Gazprom OAO, 9.625%, 2013                                                  420,000          502,425
Pemex Project Funding Master Trust, 7.375%, 2014                         1,213,000        1,359,167
Pemex Project Funding Master Trust, 8.625%, 2022                         1,383,000        1,676,888
Petroliam Nasional Berhad, 7.75%, 2015                                   1,363,000        1,669,438
Petronas Capital Ltd., 7.875%, 2022##                                      464,000          580,295
                                                                                       ------------
                                                                                       $  7,594,551
---------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 6.9%
---------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 8%, 2014                                  $  9,442,414     $  9,643,065
Federal Republic of Brazil, 8.875%, 2019                                    59,000           61,478
Federal Republic of Brazil, 8.25%, 2034                                    122,000          116,998
Republic of Argentina, FRN, 3.01%, 2012                                  4,019,000        3,578,919
Republic of Colombia, 10.75%, 2013                                         685,000          813,437
Republic of Colombia, 11.75%, 2020                                         645,000          827,212
Republic of Panama, 9.375%, 2023                                           373,000          451,330
Republic of Panama, 9.375%, 2029                                         1,323,000        1,614,060
Republic of Peru, 9.875%, 2015                                           1,311,000        1,594,176
Republic of Peru, 8.75%, 2033                                              851,000          944,610
Republic of South Africa, 9.125%, 2009                                     469,000          544,626
Republic of South Africa, 8.5%, 2017                                       790,000        1,010,213
Republic of Turkey, 7.25%, 2015                                            544,000          550,120
Russian Federation, 3%, 2008                                             2,955,000        2,767,062
Russian Federation, 3%, 2011                                             4,910,000        4,247,150
Russian Federation, 11%, 2018                                              686,000        1,007,322
Russian Federation, 5% to 2007, 7.5% to 2030                               522,000          572,999
State of Qatar, 9.75%, 2030                                              2,645,000        4,053,462
United Mexican States, 8.125%, 2019                                      1,426,000        1,741,146
United Mexican States, 8.3%, 2031                                        1,526,000        1,884,610
                                                                                       ------------
                                                                                       $ 38,023,995
---------------------------------------------------------------------------------------------------
Energy - Independent - 0.7%
---------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 7.5%, 2014                                   $    335,000     $    362,637
Chesapeake Energy Corp., 6.875%, 2016                                      680,000          710,600
Forest Oil Corp., 7.75%, 2014                                              550,000          591,250
Kerr-McGee Corp., 6.95%, 2024                                              800,000          808,642
Newfield Exploration Co., 6.625%, 2014                                     225,000          230,063
Plains Exploration & Production Co., 7.125%, 2014                          625,000          667,188
Vintage Petroleum, Inc., 8.25%, 2012                                       550,000          596,750
                                                                                       ------------
                                                                                       $  3,967,130
---------------------------------------------------------------------------------------------------
Energy - Integrated - 0.3%
---------------------------------------------------------------------------------------------------
Amerada Hess Corp., 7.3%, 2031                                        $    725,000     $    843,271
Tyumen Oil Co., 11%, 2007                                                  849,000          938,145
                                                                                       ------------
                                                                                       $  1,781,416
---------------------------------------------------------------------------------------------------
Entertainment - 1.2%
---------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.5%, 2011                                   $    349,000     $    343,765
Liberty Media Corp., 5.7%, 2013                                          1,865,000        1,731,224
Loews Cineplex Entertainment Corp., 9%, 2014##                             430,000          417,100
Six Flags, Inc., 9.75%, 2013                                               315,000          280,350
Turner Broadcasting System, Inc., 8.375%, 2013                           1,784,000        2,193,890
Walt Disney Co., 6.375%, 2012                                            1,700,000        1,866,920
                                                                                       ------------
                                                                                       $  6,833,249
---------------------------------------------------------------------------------------------------
Financial Institutions - 0.1%
---------------------------------------------------------------------------------------------------
International Lease Finance Corp., 5%, 2010                           $    321,000     $    325,151
---------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 0.2%
---------------------------------------------------------------------------------------------------
Burns, Philp & Co. Ltd., 9.75%, 2012                                  $    340,000     $    368,900
Smithfield Foods, Inc., 7%, 2011                                           465,000          487,088
                                                                                       ------------
                                                                                       $    855,988
---------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.2%
---------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc., 7.75%, 2011                               $    720,000     $    703,800
Buckeye Technologies, Inc., 8.5%, 2013                                     460,000          476,100
Donohue Forest Products, Inc., 7.625%, 2007                              1,588,000        1,588,000
Georgia-Pacific Corp., 9.375%, 2013                                      1,695,000        1,919,588
Georgia-Pacific Corp., 7.75%, 2029                                       1,000,000        1,123,750
MDP Acquisitions PLC, 9.625%, 2012                                         310,000          303,025
Norske Skog Canada Ltd., 7.375%, 2014                                      695,000          649,825
                                                                                       ------------
                                                                                       $  6,764,088
---------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.3%
---------------------------------------------------------------------------------------------------
Aztar Corp., 7.875%, 2014                                             $    235,000     $    247,338
Boyd Gaming Corp., 6.75%, 2014                                             520,000          527,800
Caesars Entertainment, Inc., 8.125%, 2011                                  730,000          829,463
Harrahs Operation, Inc., 5.625%, 2015##                                    483,000          486,117
Host Marriott LP, 7.125%, 2013                                             465,000          478,950
Mandalay Resort Group, 9.375%, 2010                                        450,000          501,188
MGM Mirage, Inc., 8.375%, 2011                                           1,155,000        1,247,400
Pinnacle Entertainment, Inc., 8.75%, 2013                                  295,000          306,800
Royal Caribbean Cruises Ltd., 8%, 2010                                     990,000        1,089,000
Scientific Games Corp., 6.25%, 2012##                                       80,000           78,400
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012                    895,000        1,001,281
Station Casinos, Inc., 6.5%, 2014                                          440,000          445,500
Wynn Las Vegas LLC, 6.625%, 2014##                                         155,000          148,800
                                                                                       ------------
                                                                                       $  7,388,037
---------------------------------------------------------------------------------------------------
Industrial - 0.2%
---------------------------------------------------------------------------------------------------
Amsted Industries, Inc., 10.25%, 2011##                               $    335,000     $    358,450
Valmont Industries, Inc., 6.875%, 2014                                     730,000          730,000
Williams Scotsman, Inc., 10%, 2008                                         205,000          221,400
                                                                                       ------------
                                                                                       $  1,309,850
---------------------------------------------------------------------------------------------------
Insurance - 0.7%
---------------------------------------------------------------------------------------------------
American International Group, Inc., 4.25%, 2013                       $  4,250,000     $  4,088,309
---------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.3%
---------------------------------------------------------------------------------------------------
Fund American Cos., Inc., 5.875%, 2013                                $  1,351,000     $  1,400,983
---------------------------------------------------------------------------------------------------
International Market Sovereign - 21.0%
---------------------------------------------------------------------------------------------------
Canada Housing Trust, 4.65%, 2009                                   CAD    260,000     $    217,551
Commonwealth of Australia, 6%, 2017                                 AUD  2,244,000        1,816,056
Federal Republic of Germany, 3.5%, 2008                             EUR 15,517,000       19,775,106
Federal Republic of Germany, 3.75%, 2015                            EUR  2,125,000        2,728,533
Federal Republic of Germany, 6.25%, 2030                            EUR    920,000        1,575,895
Government of Canada, 5.25%, 2012                                   CAD  4,156,000        3,618,494
Government of Canada, 4.5%, 2015                                    CAD    312,000          259,425
Government of New Zealand, 7%, 2009                                 NZD  1,773,000        1,303,805
Government of New Zealand, 6.5%, 2013                               NZD 12,350,000        9,134,786
Government of New Zealand, 6%, 2015                                 NZD  1,068,000          770,396
Kingdom of Netherlands, 5.75%, 2007                                 EUR  3,764,000        4,914,799
Kingdom of Netherlands, 3.75%, 2009                                 EUR  5,670,000        7,301,838
Kingdom of Norway, 6.5%, 2013                                       NOK  6,149,000        1,152,795
Kingdom of Spain, 6%, 2008                                          EUR  3,784,000        5,102,506
Kingdom of Spain, 5.35%, 2011                                       EUR  6,524,000        9,181,283
Republic of Finland, 3%, 2008                                       EUR  5,529,000       $6,936,920
Republic of Finland, 5.375%, 2013                                   EUR  4,656,000        6,668,976
Republic of France, 4.75%, 2007                                     EUR  7,166,000        9,284,677
Republic of France, 6%, 2025                                        EUR    309,000          503,094
Republic of Ireland, 4.25%, 2007                                    EUR  8,752,000       11,271,836
Republic of Ireland, 4.6%, 2016                                     EUR  1,059,000        1,455,993
United Kingdom Treasury, 5.75%, 2009                                GBP  2,315,000        4,469,647
United Kingdom Treasury, 8%, 2015                                   GBP  2,785,000        6,634,807
                                                                                       ------------
                                                                                       $116,079,218
---------------------------------------------------------------------------------------------------
Machinery & Tools - 0.6%
---------------------------------------------------------------------------------------------------
AGCO Corp., 9.5%, 2008                                                $    940,000     $    987,000
Case New Holland, Inc., 6%, 2009##                                       1,415,000        1,344,250
Manitowoc Co., Inc., 10.5%, 2012                                           331,000          370,720
Terex Corp., 9.25%, 2011                                                   325,000          351,000
United Rentals, Inc., 6.5%, 2012                                           340,000          334,475
                                                                                       ------------
                                                                                       $  3,387,445
---------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.6%
---------------------------------------------------------------------------------------------------
AmerisourceBergen Corp., 7.25%, 2012                                  $    550,000     $    600,875
DaVita, Inc., 6.625%, 2013##                                               170,000          171,700
HCA, Inc., 8.75%, 2010                                                   1,100,000        1,249,025
HCA, Inc., 6.375%, 2015                                                    955,000          973,396
InSight Health Services Corp., 9.875%, 2011                                270,000          230,850
                                                                                       ------------
                                                                                       $  3,225,846
---------------------------------------------------------------------------------------------------
Metals & Mining - 0.6%
---------------------------------------------------------------------------------------------------
Foundation PA Coal Co., 7.25%, 2014                                   $    520,000     $    535,600
Ispat Inland ULC, 9.75%, 2014                                            1,200,000        1,398,000
Peabody Energy Corp., 6.875%, 2013                                         355,000          372,750
Peabody Energy Corp., 5.875%, 2016                                         425,000          418,625
U.S. Steel Corp., 9.75%, 2010                                              413,000          451,203
                                                                                       ------------
                                                                                       $  3,176,178
---------------------------------------------------------------------------------------------------
Mortgage Backed - 15.3%
---------------------------------------------------------------------------------------------------
Fannie Mae, 4.845%, 2013                                              $    255,915     $    262,008
Fannie Mae, 4.1%, 2013                                                     963,636          943,638
Fannie Mae, 4.19%, 2013                                                    974,939          958,924
Fannie Mae, 3.81%, 2013                                                    599,876          577,269
Fannie Mae, 4.6%, 2014                                                     771,006          776,530
Fannie Mae, 4.56%, 2015                                                    322,980          323,907
Fannie Mae, 4.665%, 2015                                                   261,481          264,164
Fannie Mae, 4.7%, 2015                                                     249,462          252,636
Fannie Mae, 4.89%, 2015                                                    175,636          180,225
Fannie Mae, 4.74%, 2015                                                    600,000          604,687
Fannie Mae, 4.925%, 2015                                                 1,963,582        2,024,944
Fannie Mae, 6%, 2016 - 2034                                              8,448,213        8,730,072
Fannie Mae, 5.5%, 2019 - 2034                                           36,510,871       37,171,243
Fannie Mae, 4.88%, 2020                                                    600,572          614,624
Fannie Mae, 5.9958%, 2020                                                    3,446            3,437
Fannie Mae, 6.5%, 2032 - 2033                                            4,927,249        5,126,180
Fannie Mae TBA, 5%, 2035                                                13,860,000       13,846,999
Freddie Mac, 6%, 2034                                                    2,832,045        2,910,891
Freddie Mac, 5.5%, 2034                                                  8,783,199        8,924,938
                                                                                       ------------
                                                                                       $ 84,497,316
---------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.1%
---------------------------------------------------------------------------------------------------
AmeriGas Partners LP, 7.25%, 2015##                                   $    470,000     $    472,350
---------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 1.3%
---------------------------------------------------------------------------------------------------
CenterPoint Energy Resources Corp., 7.875%, 2013                      $  1,600,000     $  1,896,392
Colorado Interstate Gas Co., 5.95%, 2015##                                  45,000           43,537
El Paso Energy Corp., 7.625%, 2010                                         570,000          601,410
Enterprise Products Operating LP, 6.375%, 2013                           2,800,000        3,014,987
Magellan Midstream Partners LP, 5.65%, 2016                                311,000          318,581
Southern Natural Gas Co., Inc., 8.875%, 2010                               550,000          599,066
Williams Cos., Inc., 8.75%, 2032                                           800,000          938,000
                                                                                       ------------
                                                                                       $  7,411,973
---------------------------------------------------------------------------------------------------
Oil Services - 0.2%
---------------------------------------------------------------------------------------------------
Grant Prideco, Inc., 9%, 2009                                         $    550,000     $    605,000
GulfMark Offshore, Inc., 7.75%, 2014##                                     435,000          441,525
                                                                                       ------------
                                                                                       $  1,046,525
---------------------------------------------------------------------------------------------------
Oils - 0.2%
---------------------------------------------------------------------------------------------------
Citgo Petroleum Corp., 6%, 2011                                       $    550,000     $    539,000
Premcor Refining Group, Inc., 7.5%, 2015                                   550,000          596,750
                                                                                       ------------
                                                                                       $  1,135,750
---------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
---------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 7.875%, 2013                        $    480,000     $    487,200
---------------------------------------------------------------------------------------------------
Printing & Publishing - 0.5%
---------------------------------------------------------------------------------------------------
Dex Media East LLC, 9.875%, 2009                                      $    565,000     $    625,737
Dex Media West LLC, 9.875%, 2013                                         1,527,000        1,744,597
MediaNews Group, Inc., 6.875%, 2013                                        515,000          499,550
                                                                                       ------------
                                                                                       $  2,869,884
---------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.2%
---------------------------------------------------------------------------------------------------
TFM S.A. de C.V., 9.375%, 2012##                                      $    709,000     $    733,815
TFM S.A. de C.V., 12.5%, 2012                                              525,000          614,250
                                                                                       ------------
                                                                                       $  1,348,065
---------------------------------------------------------------------------------------------------
Real Estate - 0.3%
---------------------------------------------------------------------------------------------------
HRPT Properties Trust, 6.25%, 2016                                    $  1,324,000     $  1,421,698
---------------------------------------------------------------------------------------------------
Restaurants - 0.3%
---------------------------------------------------------------------------------------------------
YUM! Brands, Inc., 8.875%, 2011                                       $  1,500,000     $  1,815,477
---------------------------------------------------------------------------------------------------
Retailers - 0.5%
---------------------------------------------------------------------------------------------------
Couche-Tard, Inc., 7.5%, 2013                                         $    210,000     $    218,400
Gap, Inc., 10.05%, 2008                                                    940,000        1,083,872
Limited Brands, Inc., 5.25%, 2014                                        1,100,000        1,060,392
Rite Aid Corp., 8.125%, 2010                                               365,000          360,438
                                                                                       ------------
                                                                                       $  2,723,102
---------------------------------------------------------------------------------------------------
Supermarkets - 0.1%
---------------------------------------------------------------------------------------------------
Roundy's, Inc., 8.875%, 2012                                          $    475,000     $    489,250
---------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.6%
---------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.75%, 2031                             $  1,500,000     $  2,083,258
Centennial Communications Corp., 10.125%, 2013                             240,000          267,900
Cingular Wireless LLC, 6.5%, 2011                                        1,700,000        1,870,233
Crown Castle International Corp., 7.5%, 2013                               365,000          413,362
Dolphin Telecom PLC, 11.5%, 2008**                                       1,600,000                0
Dolphin Telecom PLC, 14%, 2009**                                           750,000                0
Mobile TeleSystems OJSC, 9.75%, 2008##                                   1,552,000        1,664,520
Nextel Communications, Inc., 5.95%, 2014                                 1,070,000        1,094,075
Nextel Communications, Inc., 7.375%, 2015                                  245,000          264,906
Rogers Wireless, Inc., 6.375%, 2014                                        550,000          547,250
Rogers Wireless, Inc., 7.5%, 2015                                          450,000          480,375
                                                                                       ------------
                                                                                       $  8,685,879
---------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 2.1%
---------------------------------------------------------------------------------------------------
AT&T Corp., 9.05%, 2011                                               $    260,000     $    298,675
AT&T Corp., 9.75%, 2031                                                    785,000          996,950
Citizens Communications Co., 9.25%, 2011                                   815,000          902,612
Citizens Communications Co., 6.25%, 2013                                   645,000          622,425
Citizens Communications Co., 9%, 2031                                      650,000          663,000
Deutsche Telekom International Finance B.V., 8.75%, 2030                 1,500,000        2,038,986
Eircom Funding PLC, 8.25%, 2013                                            515,000          540,750
Espirit Telecom Group PLC, 10.875%, 2008**                                 165,000                0
Qwest Corp., 7.875%, 2011##                                                860,000          892,250
Qwest Corp., 9.125%, 2012##                                                450,000          488,250
Qwest Services Corp., 13.5%, 2010##                                        230,000          262,200
Telecom Italia Capital, 6%, 2034##                                       1,000,000        1,014,190
Verizon New York, Inc., 6.875%, 2012                                     2,542,000        2,805,951
                                                                                       ------------
                                                                                       $ 11,526,239
---------------------------------------------------------------------------------------------------
Tobacco - 0.1%
---------------------------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc., 7.25%, 2012                     $    818,000     $    820,045
---------------------------------------------------------------------------------------------------
Transportation - Services - 0.1%
---------------------------------------------------------------------------------------------------
Stena AB, 7%, 2016                                                    $    330,000     $    301,950
Westinghouse Air Brake Technologies Corp., 6.875%, 2013                     30,000           30,375
                                                                                       ------------
                                                                                       $    332,325
---------------------------------------------------------------------------------------------------
U.S. Government Agencies - 4.1%
---------------------------------------------------------------------------------------------------
Freddie Mac, 7%, 2005                                                 $  6,100,000     $  6,126,370
Small Business Administration, 4.34%, 2024                               7,836,324        7,740,085
Small Business Administration, 4.77%, 2024                               6,094,037        6,158,702
Small Business Administration, 5.11%, 2025                               2,700,000        2,770,695
                                                                                       ------------
                                                                                       $ 22,795,852
---------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 8.5%
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 10.75%, 2005                                     $  8,000,000     $  8,128,440
U.S. Treasury Bonds, 12%, 2013                                           7,500,000        9,370,020
U.S. Treasury Bonds, 10.625%, 2015                                       3,350,000        5,173,787
U.S. Treasury Bonds, 9.875%, 2015                                        5,025,000        7,480,185
U.S. Treasury Bonds, 5.375%, 2031                                          635,000          735,409
U.S. Treasury Notes, 2%, 2014###                                        10,624,049       10,993,819
U.S. Treasury Notes, 4.25%, 2014                                         1,263,000        1,285,793
U.S. Treasury Notes, 1.625%, 2015                                        3,649,560        3,652,411
                                                                                       ------------
                                                                                       $ 46,819,864
---------------------------------------------------------------------------------------------------
Utilities - Electric Power - 3.3%
---------------------------------------------------------------------------------------------------
Calpine Corp., 8.75%, 2013##                                          $    165,000     $    116,737
Calpine Corp., 9.625%, 2014##                                               45,000           44,437
CMS Energy Corp., 8.5%, 2011                                               320,000          348,000
DPL, Inc., 6.875%, 2011                                                  1,073,000        1,148,110
Duke Capital Corp., 8%, 2019                                             1,350,000        1,684,479
Dynegy Holdings, Inc., 9.875%, 2010##                                      240,000          261,000
Empresa Nacional de Electricidad S.A., 8.35%, 2013                         919,000        1,053,064
Enersis S.A., 7.375%, 2014                                               1,233,000        1,306,869
FirstEnergy Corp., 6.45%, 2011                                           1,130,000        1,228,689
FirstEnergy Corp., 7.375%, 2031                                          1,547,000        1,875,148
MSW Energy Holdings LLC, 7.375%, 2010                                      545,000          547,725
Nevada Power Co., 5.875%, 2015##                                           900,000          886,500
NorthWestern Corp., 5.875%, 2014##                                         775,000          782,750
NRG Energy, Inc., 8%, 2013##                                               855,000          902,025
PSEG Energy Holdings LLC, 7.75%, 2007                                      265,000          272,950
Reliant Resources, Inc., 9.5%, 2013                                        235,000          256,150
System Energy Resources, Inc., 5.129%, 2014##                            2,478,257        2,463,958
TECO Energy, Inc., 7.5%, 2010                                              450,000          480,375
Texas Genco LLC, 6.875%, 2014##                                            275,000          282,563
TXU Corp., 6.5%, 2024##                                                  2,553,000        2,471,712
                                                                                       ------------
                                                                                       $ 18,413,241
---------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $521,348,436)                                            $531,158,629
---------------------------------------------------------------------------------------------------
Stocks - 0.1%
---------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES          $ VALUE
---------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.1%
---------------------------------------------------------------------------------------------------
Sind Holdings, Inc.+*                                                        5,720     $    600,600
---------------------------------------------------------------------------------------------------
Printing & Publishing - 0%
---------------------------------------------------------------------------------------------------
Golden Books Family Entertainment, Inc.*                                     3,683     $          0
---------------------------------------------------------------------------------------------------
Specialty Chemicals - 0%
---------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.*                                                        6     $        156
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,127,667)                                             $    600,756
---------------------------------------------------------------------------------------------------
Warrants - 0%
---------------------------------------------------------------------------------------------------
                                                       STRIKE        FIRST
ISSUER                                                  PRICE     EXERCISE       SHARES     $ VALUE
---------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. (Business
Services)*                                              $0.14      1/28/97        1,625  $       10
Loral Space & Communications Ltd. (Business
Services)*                                               0.14      1/28/97          750           4
Sterling Chemicals, Inc. (Specialty Chemicals)*         52.00     12/31/02           11          14
Thermadyne Holdings Corp. (Machinery & Tools)*          20.78      5/29/03          760          76
---------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $39,014)                                                $      104
---------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.4%
---------------------------------------------------------------------------------------------------
ISSUER                                                                  PAR AMOUNT          $ VALUE
---------------------------------------------------------------------------------------------------
Morgan Stanley, 3.05%, dated 5/31/05, due 6/01/05, total to be received $24,111,043 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded account), at
Cost                                                                  $ 24,109,000     $ 24,109,000

---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $547,624,117) (S)                                  $555,868,489
---------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.4)%                                                  (1,960,085)
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $553,908,404
---------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non income producing security - in default.
 ^^ Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
  + Restricted security.
 ## SEC Rule 144A restriction.
### All or a portion of the security has been segregated as collateral for an open futures contract.
(S) As of May 31, 2005, the fund had 6 securities representing $1,215,224 and 0.2% of net assets that were fair valued in accordance with the policies adopted by the Board of Trustees.

FRN = Floating Rate Note
TBA = To Be Announced

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

  AUD = Australian Dollar                   MXN = Mexican Peso
  CAD = Canadian Dollar                     NOK = Norwegian Krone
  CNY = Chinese Yuan Renminbi               NZD = New Zealand Dollar
  EUR = Euro                                SEK = Swedish Krona
  GBP = British Pound

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            Statement of Assets and Liabilities (unaudited)

This statement represents your trust's balance sheet, which details the assets and liabilities composing the total value of the trust.

AT 5/31/05

ASSETS
-------------------------------------------------------------------------------
Investments, at value (identified
cost, $547,624,117)                                $555,868,489
Cash                                                         74
Foreign currency, at value (identified cost, $101)           95
Receivable for forward foreign currency
exchange contracts                                    6,067,122
Receivable for forward foreign currency
exchange contracts
subject to master netting agreements                     16,092
Receivable for investments sold                          94,894
Interest receivable                                   8,378,546
Other assets                                             17,473
-------------------------------------------------------------------------------
Total assets                                                       $570,442,785
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                   $15,061,634
Payable to dividend disbursing agent                    205,784
Payable for forward foreign currency exchange
contracts                                               716,793
Payable for daily variation margin on open
futures contracts                                       188,156
Payable for treasury shares reacquired                   32,105
Payable to affiliates
  Management fee                                         23,562
  Transfer agent and dividend disbursing costs           15,865
  Administrative fee                                        959
Accrued expenses and other liabilities                  289,523
-------------------------------------------------------------------------------
Total liabilities                                                   $16,534,381
-------------------------------------------------------------------------------
Net assets                                                         $553,908,404
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                                    $598,947,927
Unrealized appreciation on investments and
translation of assets and liabilities in
foreign currencies                                   13,449,538
Accumulated net realized loss on investments
and foreign currency transactions                   (49,407,932)
Accumulated distributions in excess of net
investment income                                    (9,081,129)
-------------------------------------------------------------------------------
Net assets                                                         $553,908,404
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding
(61,478,783 issued, less 4,601,344 treasury shares)                  56,877,439
-------------------------------------------------------------------------------
Net asset value per share (net assets of
$553,908,404 / 56,877,439 shares of beneficial
interest outstanding)                                                     $9.74
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            Statement of Operations (unaudited)

This statement describes how much your trust received in investment income and paid in expenses. It also describes any gains and/or losses generated by trust operations.

SIX MONTHS ENDED 5/31/05

NET INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest income                                                     $15,126,776

Foreign taxes withheld                                                   (3,582)
-------------------------------------------------------------------------------
Total investment income                                             $15,123,194
-------------------------------------------------------------------------------
Expenses
  Management fee                                     $1,633,555
  Trustees' compensation                                 65,644
  Transfer agent and dividend disbursing costs           87,258
  Administrative fee                                     32,728
  Custodian fee                                         174,451
  Printing                                                6,070
  Postage                                                91,546
  Auditing fees                                          37,162
  Legal fees                                              1,534
  Miscellaneous                                          94,122
-------------------------------------------------------------------------------
Total expenses                                                       $2,224,070
-------------------------------------------------------------------------------
m
  Fees paid indirectly                                  (17,214)
  Reduction of expenses by investment adviser            (1,242)
-------------------------------------------------------------------------------
Net expenses                                                         $2,205,614
-------------------------------------------------------------------------------
Net investment income                                               $12,917,580
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                            $7,544,890
  Futures contracts                                     864,321
  Foreign currency transactions                      (1,387,587)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        $7,021,624
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                      $(12,594,850)
  Futures contracts                                    (103,899)
  Translation of assets and liabilities in
  foreign currencies                                  8,522,950
-------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and
foreign currency translation                                        $(4,175,799)
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currency                                     $2,845,825
-------------------------------------------------------------------------------
Change in net assets from operations                                $15,763,405
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            Statements of Changes in Net Assets

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
                                                             SIX MONTHS ENDED               YEAR ENDED
                                                                      5/31/05                 11/30/04
                                                                  (UNAUDITED)
CHANGE IN NET ASSETS
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment income                                             $12,917,580              $28,651,944
Net realized gain (loss) on investments and foreign
currency transactions                                               7,021,624               13,948,586
Net unrealized gain (loss) on investments and foreign
currency translation                                               (4,175,799)              (4,401,904)
------------------------------------------------------------------------------------------------------
Change in net assets from operations                              $15,763,405              $38,198,626
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------
  From net investment income                                     $(14,772,196)            $(31,836,028)
------------------------------------------------------------------------------------------------------

TRUST SHARE (PRINCIPAL) TRANSACTIONS
------------------------------------------------------------------------------------------------------
  Cost of shares reacquired                                       $(5,523,232)             $(9,821,953)
------------------------------------------------------------------------------------------------------
Total change in net assets                                        $(4,532,023)             $(3,459,355)
------------------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------------
At beginning of period                                           $558,440,427             $561,899,782

At end of period (including accumulated distributions in
excess of net investment income of $9,081,129 and
$7,226,513, respectively)                                        $553,908,404             $558,440,427
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            Financial Highlights

The financial highlights table is intended to help you understand the trust's financial performance for the semiannual period and the past 5 years. Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust (assuming reinvestment of all distributions) held for the entire period.

                                    SIX MONTHS                                  YEARS ENDED 11/30
                                         ENDED      --------------------------------------------------------------------------
                                       5/31/05             2004             2003            2002           2001           2000
                                   (UNAUDITED)
Net asset value,
beginning of period                      $9.71            $9.58            $9.09           $9.17          $9.20          $9.71
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#(S)(S)
------------------------------------------------------------------------------------------------------------------------------
  Net investment income(S)               $0.23            $0.49            $0.49           $0.52          $0.67          $0.72
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                        0.06             0.19             0.53           (0.02)         (0.01)         (0.45)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations         $0.29            $0.68            $1.02           $0.50          $0.66          $0.27
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income            $(0.26)          $(0.55)          $(0.53)         $(0.49)        $(0.64)        $(0.61)
  From paid-in capital                      --               --               --           (0.09)         (0.05)         (0.17)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared
to shareholders                         $(0.26)          $(0.55)          $(0.53)         $(0.58)        $(0.69)        $(0.78)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $9.74            $9.71            $9.58           $9.09          $9.17          $9.20
------------------------------------------------------------------------------------------------------------------------------
Per share market value,
end of period                            $8.70            $8.71            $8.78           $8.26          $8.35          $8.44
------------------------------------------------------------------------------------------------------------------------------
Total return at market value (%)          2.84++           5.52            13.02            5.99           6.92          14.66
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued
                                    SIX MONTHS                                  YEARS ENDED 11/30
                                         ENDED      --------------------------------------------------------------------------
                                       5/31/05             2004             2003            2002           2001           2000
                                   (UNAUDITED)
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):
------------------------------------------------------------------------------------------------------------------------------
Expenses##                                0.80+            0.80             0.83            0.85           0.91           0.93
Net investment income(S)(S)               4.66+            5.11             5.21            5.80           7.18           7.53
Portfolio turnover                          45               70              129             137             98            113
Net assets at end of period
(000 Omitted)                         $553,908         $558,440         $561,900        $546,281       $556,614       $561,105
------------------------------------------------------------------------------------------------------------------------------

(S) Effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the trust for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the trust, the net investment income per share and the ratios would have been:

Net investment income                    $0.23^          $0.49^            $--             $--            $--            $--
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
------------------------------------------------------------------------------------------------------------------------------
Expenses##                                0.80+^          0.80^             --              --             --             --
Net investment income                     4.66+^          5.11^             --              --             --             --
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective December 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       November 30, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.24%. Per share, ratios, and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.
     ^ The reimbursement impact per share amount and the ratios were less than $0.01 and 0.01%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (unaudited)

(1) BUSINESS AND ORGANIZATION

MFS Charter Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) in the trust's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Equity securities in the trust's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the trust's portfolio are valued at amortized cost, which approximates market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $12,721 of Deferred Trustees' Compensation.

FUTURES CONTRACTS - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2005, there were no securities on loan.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

DOLLAR ROLL TRANSACTIONS - The trust enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the trust sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the trust will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the trust's total return. The trust accounts for dollar roll transactions as purchases and sales. If certain criteria are met these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The trust may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the trust.

The trust may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trust's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. The trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the six months ended May 31, 2005, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, straddle loss deferrals, derivatives, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended
November 30, 2004 and November 30, 2003, was as follows:

                                                 11/30/04              11/30/03

Distributions declared from:
  Ordinary income                             $31,836,028           $31,796,703

As of November 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                    $862,961
          Capital loss carryforward                     (47,072,742)
          Unrealized appreciation (depreciation)         11,572,675
          Other temporary differences                   (11,393,626)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration as follows:

          EXPIRATION DATE

          November 30, 2008                             $(1,375,921)
          November 30, 2009                             (21,791,609)
          November 30, 2010                             (23,905,212)
          ----------------------------------------------------------
          Total                                        $(47,072,742)

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 4.57% of gross investment income. Management fees, from net assets and gross investment income, incurred for the six months ended
May 31, 2005 were at an effective rate of 0.59% of average daily net assets on an annualized basis.

The trust pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The trust has an unfunded, defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is $1,984 as a result of the change in the trust's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $25,253 for retired Independent Trustees for the six months ended
May 31, 2005.

This trust and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the funds for a proportional share of substantially all of the payments made by the funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. The trust paid MFS an administrative fee up to the following annual percentage rates of the trust's average daily net assets:

                          BEGINNING OF PERIOD
EFFECTIVE DATE              THROUGH 2/28/05        3/01/05

First $2 billion                0.01120%           0.01626%
Next $2.5 billion               0.00832%           0.01206%
Next $2.5 billion               0.00032%           0.00056%
In excess of $7 billion         0.00000%           0.00000%

For the six months ended May 31, 2005, the trust paid MFS $32,728, equivalent to 0.0118% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

TRANSFER AGENT - Included in transfer agent and dividend disbursing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. These fees amounted to $42,951 for the six months ended May 31, 2005. Also included in transfer agent and dividend disbursing costs are out-of-pocket expenses, paid to MFSC, which amounted to $37,251 for the six months ended May 31, 2005, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES

U.S. government securities                         $77,662,781     $70,269,969
------------------------------------------------------------------------------
Investments (non-U.S. government securities)      $165,113,722    $172,840,722
------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

          Aggregate cost                               $554,063,154
          ----------------------------------------------------------
          Gross unrealized appreciation                 $12,554,777
          Gross unrealized depreciation                 (10,749,442)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)     $1,805,335

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the trust of up to 10% annually of its own shares of beneficial interest. The trust repurchased and retired 635,500 shares of beneficial interest during the six months ended May 31, 2005, at an average price per share of $8.69 and a weighted average discount of 10.19% per share. The trust repurchased and retired 1,134,600 shares of beneficial interest during the year ended November 30, 2004 at an average price per share of $8.66 and a weighted average discount of 9.74% per share. Transactions in trust shares were as follows:

                             Period ended 5/31/05          Year ended 11/30/04
                            SHARES        AMOUNT        SHARES        AMOUNT

Treasury shares reacquired  (635,500)   $(5,523,232)   (1,134,600)  $(9,821,953)

(6) LINE OF CREDIT

The trust and other affiliated funds participate in a $1 billion unsecured line of credit provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the trust for the six months ended May 31, 2005 was $2,015, and is included in miscellaneous expense. The trust had no significant borrowings during the six months ended May 31, 2005.

(7) FINANCIAL INSTRUMENTS

The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                      NET
                                                                   UNREALIZED
                       CONTRACTS TO                    CONTRACTS  APPRECIATION
  SETTLEMENT DATE    DELIVER/RECEIVE  IN EXCHANGE FOR   AT VALUE  (DEPRECIATION)

SALES
            6/07/05  AUD   2,289,464     $1,748,659      $1,731,074     $17,585
    6/08/05-6/27/05  EUR  73,109,547     94,932,164      90,041,374   4,890,790
            7/06/05  GBP   8,861,967     16,811,151      16,089,668     721,483
            8/01/05  MXN  64,999,200      5,674,804       5,905,286    (230,482)
            6/08/05  NOK   7,689,274      1,198,107       1,192,619       5,488
            6/08/05  NZD  17,091,003     12,149,033      12,034,596     114,437
            6/14/05  SEK   2,018,612        283,513         271,460      12,053
                                       ------------    ------------  ----------
                                       $132,797,431    $127,266,077  $5,531,354
                                       ============    ============  ==========

PURCHASES

            2/06/06  CNY  42,072,400     $5,350,000      $5,276,674    ($73,326)
    6/08/05-6/27/05  EUR   2,826,413      3,678,353       3,480,629    (197,724)
            7/06/05  GBP   3,000,000      5,590,206       5,446,760    (143,446)
            8/01/05  MXN  64,999,200      5,600,000       5,905,286     305,286
            6/08/05  NZD   1,385,738        997,683         975,765     (21,918)
            6/14/05  SEK   7,670,131      1,081,366       1,031,469     (49,897)
                                        -----------     -----------   ---------
                                        $22,297,608     $22,116,583   $(181,025)
                                        ===========     ===========   =========

At May 31, 2005, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $16,092 with Merrill Lynch International.

At May 31, 2005, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                      UNREALIZED
                                                                    APPRECIATION
DESCRIPTION                      EXPIRATION  CONTRACTS  POSITION  (DEPRECIATION)

U.S. Treasury Notes 10 Year  September 2005        134     Short       $(22,536)
U.S. Treasury Notes 5 Year   September 2005        200     Short         (3,949)
U.S. Treasury Notes 2 Year   September 2005        335     Short         (6,614)
--------------------------------------------------------------------------------
                                                                       $(33,099)

At May 31, 2005, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(9) RESTRICTED SECURITIES

At May 31, 2005, the trust owned the following restricted securities which are subject to legal or contractual restrictions on resale, excluding securities issued under Rule 144A, constituting 0.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                            DATE OF   SHARE/PRINCIPAL
DESCRIPTION             ACQUISITION            AMOUNT          COST        VALUE

Sind Holdings, Inc.        12/15/99             5,720    $2,127,667     $600,600

(10) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by
MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005, and the affected MFS funds received the payment on February 16, 2005.

In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-cv-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-md-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584
(GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. In February, March, and April 2005, the defendants filed separate motions to dismiss all claims of the various lawsuits. The parties continue to brief the issues for the courts and various hearing dates have been scheduled. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and distributed $50 million to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

While these developments relate to MFS and the MFS' open-end funds, there can be no assurance that these developments, or the adverse publicity associated with these developments, will not result in an increase to the market discount of the MFS closed-end fund shares or other adverse consequences.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the MFS Charter Income Trust:

We have reviewed the accompanying statement of assets and liabilities of MFS Charter Income Trust (the Trust), including the portfolio of investments, as of May 31, 2005, and the related statements of operations, changes in net assets, and financial highlights for the six-month period ended May 31, 2005. These interim financial statements are the responsibility of the Trust's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended November 30, 2004, and financial highlights for each of the five years in the period ended November 30, 2004, and in our report dated January 14, 2005, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                                                /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 12, 2005

RESULTS OF SHAREHOLDER MEETING (unaudited) - 5/31/05

At a special meeting of shareholders of MFS Charter Income Trust, which was held on March 23, 2005, the following actions were taken:

ITEM 1. To elect a Board of Trustees:

                                        NUMBER OF SHARES
                            --------------------------------------
NOMINEE                       AFFIRMATIVE       WITHHOLD AUTHORITY

Lawrence H. Cohn, M.D.      50,136,139.256         1,293,785.742
David H. Gunning            50,236,249.256         1,193,675.742
William R. Gutow            50,198,321.256         1,231,603,742
Michael Hegarty             50,145,125.784         1,284,799.214
J. Atwood Ives              50,143,690.256         1,286,234.742
Amy B. Lane                 50,204,641.213         1,225,283.785
Robert J. Manning           50,201,185.255         1,228,739.743
Lawrence T. Perera          50,147,987.806         1,281,937.192
Robert C. Pozen             50,184,238.781         1,245,686.217
J. Dale Sherratt            50,172,143.194         1,257,781.804
Laurie J. Thomsen           50,143,987.716         1,285,937.282

PROXY VOTING POLICIES AND INFORMATION,bmark,title="Fund Expenses"

A general description of the MFS funds" proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The trust will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The trust's Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call          1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time

Write to:     State Street Bank and Trust Company

              c/o MFS Service Center, Inc.
              P.O. Box 55024
              Boston, MA 02205-5024

NUMBER OF SHAREHOLDERS

As of May 31, 2005, our records indicate that there are 4,208 registered shareholders and approximately 36,081 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:
               State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024
               Boston, MA 02205-5024
               1-800-637-2304

M F S(SM)
INVESTMENT MANAGEMENT(R)

(C) 2005 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116.
                                                             MCR-SEM-07/05 55M

ITEM 2. CODE OF ETHICS.

The Registrant has amended its Code of Ethics to reflect that the Registrant's Principal Financial Officer has changed.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

=============================================================================================================
                                          MFS CHARTER INCOME TRUST
-------------------------------------------------------------------------------------------------------------
                                                                                              (D)
                                                                         (C)              MAXIMUM NUMBER
                                                                   TOTAL NUMBER OF       (OR APPROXIMATE
                                                       (B)       SHARES PURCHASED AS     DOLLAR VALUE) OF
                                     (A)             AVERAGE    PART OF PUBLICLY        SHARES THAT MAY YET
                               TOTAL NUMBER OF     PRICE PAID    ANNOUNCED PLANS OR     BE PURCHASED UNDER
PERIOD                        SHARES PURCHASED      PER SHARE         PROGRAMS         THE PLANS OR PROGRAMS
-------------------------------------------------------------------------------------------------------------
    12/1/04-12/31/04              137,500             $8.83            137,500               4,689,584
-------------------------------------------------------------------------------------------------------------
     1/1/05-1/31/05                56,200             $8.83             56,200               4,633,384
-------------------------------------------------------------------------------------------------------------
     2/1/05-2/28/05                28,000             $8.85             28,000               4,605,384
-------------------------------------------------------------------------------------------------------------
     3/1/05-3/31/05               137,200             $8.60            137,200               5,591,924
-------------------------------------------------------------------------------------------------------------
     4/1/05-4/30/05               149,600             $8.58            149,600               5,442,324
-------------------------------------------------------------------------------------------------------------
     5/1/05-5/31/05               127,000             $8.68            127,000               5,315,324
-------------------------------------------------------------------------------------------------------------
          Total                   635,500             $8.69            635,500
=============================================================================================================

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February
28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2005 plan year are 5,729,124.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.
     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto. (3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST
           --------------------------------------------------------------------


By (Signature and Title)* ROBERT J. MANNING
                          -----------------------------------------------------
                          Robert J. Manning, President

Date: July 25, 2005
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* ROBERT J. MANNING
                          -----------------------------------------------------
                          Robert J. Manning, President (Principal Executive Officer)

Date: July 25, 2005
      -------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 25, 2005
      -------------


* Print name and title of each signing officer under his or her signature.